Exhibit 20

     IF THE REGISTERED OWNER OF THIS SECURITY (AS INDICATED BELOW) IS THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") OR A NOMINEE OF THE DEPOSITORY, THEN THIS SECURITY IS A GLOBAL SECURITY AND THE FOLLOWING LEGENDS SHALL APPLY:

     THIS SECURITY IS A BOOK-ENTRY SECURITY IN A GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND
NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (55 WATER STREET, NEW YORK, NEW YORK) TO CARPENTER TECHNOLOGY CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED NO.  FX-________________          CUSIP NO.:     14428T
                                             PRINCIPAL AMOUNT: _________

                CARPENTER TECHNOLOGY CORPORATION

                   MEDIUM-TERM NOTE, SERIES B
     Due From 9 Months to 30 Years From Original Issue Date
                          (Fixed Rate)

ORIGINAL ISSUE PRICE:    REDEMPTION PRICE:

ORIGINAL ISSUE DATE:     REDEMPTION COMMENCEMENT DATE:

INTEREST RATE:           HOLDER'S OPTIONAL REPAYMENT DATE(S):

STATED MATURITY:         HOLDER'S OPTIONAL REPAYMENT PRICE:

                         AMORTIZATION FORMULA:

                         AMORTIZATION PAYMENT DATE(S):

OTHER PROVISIONS:

IF APPLICABLE, THE FOLLOWING WILL BE COMPLETED SOLELY FOR THE PURPOSE OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID")
RULES:

TOTAL AMOUNT OF OID:
YIELD TO MATURITY:
INITIAL ACCRUAL PERIOD OID:
METHOD USED TO DETERMINE YIELD FOR
INITIAL ACCRUAL PERIOD:
     _____ APPROXIMATE
     _____ EXACT

CARPENTER TECHNOLOGY CORPORATION

     If applicable, the Redemption Price initially shall be ___% of the principal amount of this Security to be redeemed and shall decline at each anniversary of the Redemption Commencement Date by ___% of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount, together with interest thereon to the date fixed for redemption.

     Carpenter Technology Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of__________________ Dollars on __________________________________
and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15 in each year, commencing at the ___________________, at the rate of ___% per annum, until the principal hereof is paid or made available for payment provided, that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ___% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at Stated Maturity or upon earlier redemption or repayment will be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be set by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Reading, Pennsylvania, of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. The Company will, at all times, appoint and maintain a paying agent, initially the Trustee (the "Paying Agent"), authorized by the Company to pay the principal of, and premium, if any, or interest on, this Security on behalf of the Company to the person entitled thereto.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     In Witness Whereof, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:_________________________              CARPENTER TECHNOLOGY CORPORATION



                                    By:
                                         Name:
                                        Title:


Attest:
        Name:
       Title:

                 CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES DESCRIBED IN THE WITHIN MENTIONED INDENTURE

                                   U.S. Bank Trust National Association
                                        as Trustee



                                   By:
                                        Authorized Signatory



                       (Reverse of Security)

                 CARPENTER TECHNOLOGY CORPORATION

                   MEDIUM-TERM NOTE, SERIES B
     Due from 9 Months to 30 Years From Original Issue Date
                          (Fixed Rate)

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January 12, 1994 (herein called the "Indenture", which term shall here the meaning assigned to it in such instrument), between the Company and U.S. Bank Trust National Association, as successor Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Securities of this series may be issued from time to time in an aggregate initial offering price of up to $198,000,000, may mature at different times, bear interest, if any, at different rates, and be redeemable at different times or not at all.

     If a Redemption Commencement Date is specified on the face hereof, this Security may be redeemed at the option of the Company as a whole, or from time to time in part, on any date on or after such Redemption Commencement Date and prior to maturity, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Securities to be redeemed at their last registered addresses, all as further provided in the Indenture, at the Optional Redemption Prices, if any, specified on the face hereof (expressed in percentages of the principal amount) together in each case with accrued interest to the date fixed for redemption. If less than all of the Notes with like tenor and terms are to be redeemed, the Notes to be redeemed shall be selected not more than 60 days prior to the redemption date by the Trustee by such method as the Trustee shall deem fair and appropriate.

     If a Repayment Date or Repayment Dates are specified on the face hereof, this Security will be repayable at the option of the Holder, in whole or from time to time in part, on such Repayment Date or Repayment Dates at the Repayment Price specified on the face hereof, together with accrued interest thereon to the Repayment Date on which repayment is sought. In order for this Security to be repaid, the Company must receive at the Corporate Trust Office of the Trustee in the City of New York, New York, at least 30 days, but not more than 60 days, prior to the specified Repayment Date (i) the Security with the form below entitled "Option to Elect Repayment" duly completed or (ii) a facsimile transmission or letter from a member of a national securities exchange, the National Association of Securities Dealers, Inc., or a commercial bank or trust company in the United States of America, setting forth the name of the Holder of the Security, the principal amount of the Security, the portion of the principal amount of the Security to be repaid (which shall not be less than the minimum authorized denomination of this Security), the certificate number or a description of the tenor and terms of the Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Security with the form below entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Security with form duly completed must be received by the Trustee by such fifth Business Day. Exercise of any repayment option by the Holder of any Security shall be irrevocable. No transfer or exchange of any Security (or, in the event that any Security is to be repaid in part, such portion of the Security to be repaid) will be permitted after exercise of a repayment option. The repayment option may be exercised by the Holder of a Security for less than the entire principal amount of the Security provided that the principal amount of the Security remaining outstanding after repayment, if any, is an authorized denomination. The Trustee will refer all questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment to the Company whose determination of such questions will be final and binding.

     Payment of interest on this Security with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date. Interest on this Security will be computed on the basis of a 360-day year of twelve 30-day months.

     Any Payment on this Security due on any date which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall accrue for the period from and after such date.

     In the event of redemption or repayment of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in this Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note as specified on the face hereof, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof in lieu of the principal amount due at the Stated Maturity hereof shall be the Amortized Face Amount of this Security as of the Redemption Date or the date of repayment, as the case may be. The "Amortized Face Amount" of this Security shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the principal amount hereof that has accrued at the Yield to Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated but in no event shall the Amortized Face Amount of this Security exceed its principal amount.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rates, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. Transfers or exchanges of Certificated Registered Securities may not be effected during the 15 day period preceding the mailing of a notice of redemption.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     This Security shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof.


                    OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably request(s) and instructs the Company to repay the within Security (or the portion hereof specified below) pursuant to its terms at a price equal to the Repayment Price specified on the face hereof, together with accrued interest to the Repayment Date, to the undersigned at






       (Please print or typewrite name and address of the undersigned)

     If less than the entire principal amount of this Security is to be repaid, specify the portion hereof which the Holder elects to have repaid _____________ and specify the denomination or denominations (which shall be in authorized denominations) of the Securities to be issued to the Holder for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid):


Dated:
                              (Signature)

                              Sign exactly as name appears on the front of this Security [SIGNATURE GUARANTEED required only if Securities are to be issued and delivered to other than the registered holder]

                              Fill in for registration of Securities if to be issued otherwise than to the registered holder:

                              Name:
                              Address:

                                             (Please print name and address
                                                    including zip code)

                                        SOCIAL SECURITY OR OTHER
                                        TAXPAYER ID NUMBER:

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM       - as tenants in common

TEN ENT       - as tenants by the entireties

JT TEN        - as joint tenant with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT    -    Custodian
              (Cust) (Minor)
              under Uniform Gifts to Minors Act

              (State)
              Additional abbreviations may be used though not in the above list.

                                         ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


(Please print or typewrite name and address, including postal zip code, of assignee)



PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
___________________________


the within Security of Carpenter Technology Corporation and hereby does irrevocably constitute and appoint


Attorney to transfer said Security on the books of the within named Company, with full power of substitution in the premises.



Dated:______________________
                              NOTE:     The Signature to this assignment must
                                        correspond with the name as written upon
                                        the face of the within Security in every
                                        particular, without alteration or
                                        enlargement or any change whatsoever.

     IF THE REGISTERED OWNER OF THIS SECURITY (AS INDICATED BELOW) IS THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") OR A NOMINEE OF THE DEPOSITORY, THEN THIS SECURITY IS A GLOBAL SECURITY AND THE FOLLOWING LEGENDS SHALL APPLY:

     THIS SECURITY IS A BOOK-ENTRY SECURITY IN A GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (55 WATER STREET, NEW YORK, NEW YORK) TO CARPENTER TECHNOLOGY CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED NO.  FX-________________          CUSIP NO.:  14428T
                                             PRINCIPAL AMOUNT:


                CARPENTER TECHNOLOGY CORPORATION

                   MEDIUM-TERM NOTE, SERIES B
     Due From 9 Months to 30 Years From Original Issue Date
                        (Floating Rate)


ORIGINAL ISSUE PRICE:

ORIGINAL ISSUE DATE:

INITIAL INTEREST RATE:_________%

INTEREST RATE BASIS:     (IF LIBOR, LIBOR REUTERS/LIBOR TELERATE)

SPREAD (PLUS OR MINUS):

SPREAD MULTIPLIER:___________%

INTEREST PAYMENT DATES:

INTEREST DETERMINATION DATES:

INTEREST RESET DATES:

STATED MATURITY:

INDEX MATURITY:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

REGULAR RECORD DATES:

REDEMPTION PRICE:

REDEMPTION COMMENCEMENT DATE:

HOLDER'S OPTIONAL REPAYMENT DATE(S):

HOLDER'S OPTIONAL REPAYMENT PRICE:

AMORTIZATION FORMULA:

AMORTIZATION PAYMENT DATE(S):

CALCULATION AGENT (if other than U.S. Bank Trust National Association):

OTHER PROVISIONS:

     IF APPLICABLE, THE FOLLOWING WILL BE COMPLETED SOLELY FOR THE PURPOSE OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID")
RULES:

TOTAL AMOUNT OF OID:

YIELD TO MATURITY:

INITIAL ACCRUAL PERIOD OID:
METHOD USED TO DETERMINE
YIELD FOR INITIAL ACCRUAL
PERIOD:
_________ APPROXIMATE
_________ EXACT

If applicable, the Redemption Price initially shall be ___% of the principal amount of this Security to be redeemed and shall decline at each anniversary of the Redemption Commencement Date by ___% of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount, together with interest thereon to the date fixed for redemption.

     Carpenter Technology Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of____________________________________ Dollars on
_____________________________________, and to pay interest thereon from the
Original Issue Date shown above or from the most recent Interest Payment Date (or, if the interest Reset Dates shown above are daily or weekly, from the day following the most recent Regular Record Date) to which interest has been paid or duly provided for on the Interest Payment Dates set forth above, and at Stated Maturity or upon earlier redemption or repayment, commencing on the first Interest Payment Date next succeeding the Original Issue Date; provided, however, that if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date following the next succeeding Regular Record Date, interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date at a rate per annum determined in accordance with the provisions on the reverse hereof, depending on the Interest Rate Basis specified above, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which, unless otherwise indicated above, shall be the 15th calendar day (whether or not a Business Day) next preceding such Interest Payment Date; provided, however, that interest payable at Stated Maturity specified above or upon earlier redemption or repayment will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be set by the Trustee, notice whereof shall be given to the Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in Reading, Pennsylvania of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. The Company will, at all times, appoint and maintain a paying agent, initially the Trustee (the "Paying Agent"), authorized by the Company, to pay the principal of, and premium, if any, or interest on, this Security on behalf of the Company to the person entitled thereto.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the Certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


        In Witness Whereof, the Company has caused this instrument to be duly executed under a facsimile of its Corporate Seal.

Dated:

                                   CARPENTER TECHNOLOGY CORPORATION



                                   By:
                                        Name:
                                        Its:

Attest:
        Name:
        Its:


                 CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES DESCRIBED IN THE WITHIN MENTIONED INDENTURE.

                                   U.S. Bank Trust National Association

                                     as Trustee

                                   By:
                                        Authorized Signatory

                    (Reverse of Security)

                CARPENTER TECHNOLOGY CORPORATION

                   MEDIUM-TERM NOTE, SERIES B
     Due From 9 Months To 30 Years From Original Issue Date
                        (Floating Rate)

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January 12, 1994 (herein called the "Indenture"), between the Company and U.S. Bank Trust National Association, as successor Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Securities of the series designated on the face hereof. The Securities of this series may be issued from time to time in an aggregate initial offering price of up to $198,000,000, may mature at different times, bear interest, if any, at different rates, and be redeemable at different times or not at all.

     The interest rate payable on this Security will be calculated by reference to the Interest Rate Basis specified on the face hereof (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any. This Security may have either or both of the following: (A) the Maximum Interest Rate Specified on the face hereof, which will be the maximum numerical interest rate limitation, or ceiling, on the rate of interest which may accrue during any interest period and (b) the Minimum Interest Rate specified on the face hereof, which will be the minimum numerical interest rate limitation, or floor, on the rate of interest which may accrue during any interest period. The Interest Rate Basis may be (a) the Commercial Paper Rate, (b) the Prime Rate, (c) LIBOR, (d) the Treasury Rate, (e) the CD Rate, (f) the CMT Rate, (g) the Federal Funds Rate or (h) such other Interest Rate Basis as is set forth on the face hereof. The "Index Maturity" is the period to maturity of the instrument or obligation from which the Interest Rate Basis is calculated. Except as otherwise provided herein, all percentages resulting from any calculation will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, (e.g., 9.876545% (or 0.09876545) being rounded to 9.87655% (or 0.0987655), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upwards).

     Interest will be payable, in the case of Securities which reset daily or weekly, on the third Wednesday of March, June, September and December of each year; in the case of Securities which reset monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year (as specified on the face hereof); in the case of Securities which reset quarterly, on the third Wednesday of March, June, September, and December of each year; in the case of Securities which reset semi-annually, on the third Wednesday of the two months of each year specified on the face hereof; and in the case of Securities which reset annually, on the third Wednesday of the month specified on the face hereof (each an "Interest Payment Date"); and in each case, at Stated Maturity or upon earlier redemption or repayment.

     Payments of interest with respect to an Interest Payment Date will include interest accrued to but excluding such Interest Payment Date; provided, however, that if the Interest Reset Dates are daily or weekly, the interest payable, other than interest payable on the date on which principal is payable, will include interest accrued to but excluding the day following the immediately preceding Regular Record Date. Accrued interest from the Original Issue Date or from the last date to which interest has been paid is calculated by multiplying the face amount of this Security by an accrued interest factor, computed by adding the interest factor calculated for each day from such starting date to but excluding the date for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day is computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360 or, if the Interest Rate Basis specified on the face hereof is the Treasury Rate or CMT Rate, by the actual number of days in the year.

     The rate of interest on this Security will be reset daily, weekly, monthly, quarterly, semiannually or annually (each an "Interest Reset Date"), as specified on the face hereof. The Interest Reset Date will be, if this Security resets daily, each Market Day, if this Security resets weekly (except where the specified Interest Rate Basis is the Treasury Rate), the Wednesday of each week, or if the specified Interest Rate Basis is the Treasury Rate, the Tuesday of each week, if this Security resets monthly, the third Wednesday of each month, if this Security resets quarterly, the third Wednesday of March, June, September and December, if this Security resets semi-annually, the third Wednesday of two months of each year, as specified on the face hereof, and if this Security resets annually, the third Wednesday of one month of the year, as specified on the face hereof, provided, however, that (i) the interest rate in effect from the Original Issue Date to the first Interest Payment Date will be the Initial Interest Rate specified on the face hereof, and (ii) the interest rate in effect for the ten days immediately prior to Stated Maturity or, with respect to any portion of the principal amount hereof to be redeemed or repaid, the date of redemption or Repayment Date, will be that in effect on the tenth day preceding such Stated Maturity, date of redemption or Repayment Date, as the case may be. If any Interest Reset Date would otherwise be a day that is not a Market Day, the Interest Reset Date shall be postponed to the next day that is a Market Day, except that if the specified interest Rate Basis is LIBOR and such Market Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day.

     If any Interest Payment Date specified on the face hereof would otherwise fall on a day that is not a Market Day, such Interest Payment Date shall be the next succeeding Market Day, or if the specified Interest Rate Basis is LIBOR
(a "LIBOR Security"), and such succeeding Market Day falls in the next calendar month, such Interest Payment Date shall be the next preceding Market Day. "Market Day" means (a) with respect to any Security, other than a LIBOR Security, each Business Day and (b) with respect to any LIBOR Security, any such Business Day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the city of New York, New York are authorized or obligated by law or executive order to close. If Stated Maturity falls on a day that is not a Market Day, Stated Maturity shall be the next succeeding Market Day (or, in the case of a LIBOR Security, if such next succeeding Market Day is in the next calendar month, the next preceding Market Day).

     The Interest Determination Date pertaining to any Interest Reset Date for a Security specifying the Commercial Paper Rate (the "Commercial Paper Interest Determination Date"), for a Security specifying the Prime Rate (the "Prime Rate Interest Determination Date"), for a LIBOR Security (the "LIBOR Interest Determination Date"), for a Security specifying the CD Rate (the "CD Rate Interest Determination Date"), for a Security specifying the CMT Rate (the "CMT Rate Interest Determination Date") and for a Security specifying the Federal Funds Rate (the "Federal Funds Interest Determination Date") will be the second Market Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for a Security specifying the Treasury Rate (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week.
If an auction date shall fall on any Interest Reset Date for a Treasury Rate Security, then such Interest Reset Date shall instead be the first Market Date immediately following such auction date. Unless otherwise specified on the face hereof, the Calculation Date, if applicable, pertaining to any Interest Determination Date, is the date by which the applicable interest rate is determined and is the earlier of (a) the tenth calendar day after such Interest Determination Date or, if any such day is not a Market Day, the next succeeding Market Date and (b) the Market Day preceding the applicable Interest Payment Date or date of Stated Maturity, as the case may be.

     Determination of Commercial Paper Rate. If the Interest Rate Basis of this Security is the Commercial Paper Rate, the interest rate with respect to any Interest Reset Date shall equal the Money Market Yield (calculated as described below) of the per annum rate (quoted on a bank discount basis) for the relevant Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof, as published by the Board of Governors of the Federal Reserve System in the "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System ("H.15 (519)") under the heading "Commercial Paper--Non Financial." In the event that such rate is not published prior to 3:00 P.M., New York City time, on the relevant Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield of the rate on such Commercial Paper Interest Determination Date for commercial paper of the specified Index Maturity as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any Successor Publication published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet available in either H.15(519) or Composite Quotations, then the Commercial Paper Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered per annum rates (quoted on a bank discount basis), as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency; provided, however, that, if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned above, the Commercial Paper Rate with respect to such Interest Reset Date will be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

     "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

               "Money Market Yield =    360 x D        x 100
                                        360 - (D x M)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the period from the Interest Reset Date to but excluding the day that numerically corresponds to such Interest Reset Date (or, if there is not any such numerically corresponding day,the last day) in the calendar month that is the number of months corresponding to the Index Maturity specified on theface hereof after the month in which such Interest Reset Date falls.

     Determination of Prime Rate. If the Interest Rate Basis of this Security is the Prime Rate, the interest rate with respect to any Interest Reset Date shall equal, the rate set forth in H.15(519) for the relevant Prime Rate Interest Determination Date opposite the caption "Bank Prime Loan." If such rate is not yet published by 9:00 A.M., New York City time, on the Calculation Date, the Prime Rate for such Prime Rate Interest Determination Date will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page "USPRIME1" on the Reuters Monitor Money Rate Service (or such other page as may replace the USPRIME1 page on such service for the purpose of displaying prime rates of major United States banks) (the "Reuters Screen USPRIME1 Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date as quoted on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date, or, if fewer than four such rates appear on the Reuters Screen USPRIME1 Page for such Interest Determination Date, the Prime Rate shall be the arithmetic mean of the rate announced as a prime or base rate for commercial loans quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on each Prime Rate Interest Determination Date by three major money center banks in The City of New York selected by the Calculation Agent from which quotations are requested. If fewer than three quotations are provided, the Prime Rate will be determined as the arithmetic mean of the announced prime rates quoted in The City of New York on the relevant Prime Rate Interest Determination Date by three substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, having total equity capital of at least U.S. $500,000,000 and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to quote such rate or rates; provided, however, that, if the banks or trust companies selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Rate Interest Reset Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

     Determination of LIBOR. If the Interest Rate Basis of this Security is LIBOR, the interest rate with respect to any Interest Reset Date shall be determined by the Calculation Agent in accordance with the following provisions:

                (i) LIBOR will be, as specified on the face hereof, either (a) the arithmetic mean of the offered rates for deposits in U.S. dollars having the Index Maturity specified on the face hereof, that appear on the Reuters Screen LIBO Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters"), or (b) the rate for deposits in U.S. dollars having the Index Maturity specified on the face hereof, that appears on the Telerate Page 3750, as of 11:00 A.M., London time, on that LIBOR Interest Determination Date ("LIBOR Telerate"). "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified. If fewer than two offered rates appear on the Reuters Screen LIBO Page, or if no rate appears on the Telerate Page 3750, as applicable, LIBOR in respect of that LIBOR Interest Reset Date will be determined as if the parties had specified the rate described in (ii) below.

                (ii)       With respect to LIBOR Interest Determination
        Date on which fewer than two offered rates for the Index Maturity specified on the face hereof appear on the Reuters Screen LIBO
        Page as specified in (i)(a) above, or on which no rate appears on Telerate Page 3750, as specified in (i)(b) above, as applicable, LIBOR will be determined on the basis of the rates at approximately 11:00 A.M. London time, on such LIBOR Interest Determination Date at which deposits in U.S. dollars having such specified Index Maturity are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Calculation Agent commencing on the second Market Day immediately following such LIBOR Interest Determination Date and in a principal amount equal to an amount not less than U.S. $1,000,000 that in the Calculation Agent's judgment is representative for a single transaction in such market at such time (a "Representative Amount"). The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR with respect to such Interest Reset Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR with respect to such Interest Reset Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York City time, on such LIBOR Interest Determination Date by three major banks in The City of New York, selected by the Calculation Agent, for loans in U.S. dollars to leading European banks having the Index Maturity specified on the face hereof commencing on the Interest Reset Date and in a Representative Amount; provided, however, that, if fewer than three banks selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, LIBOR with respect to such Interest Reset Date will be the LIBOR in effect on such LIBOR Interest Determination Date.

     Determination of Treasury Rate. If the Interest Rate Basis of this Security is the Treasury Rate, the interest rate with respect to any Interest Reset Date shall equal the rate for the auction on the relevant Treasury Interest Determination Date of direct obligations of the United States("Treasury bills") having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Auction Average (Investment)" or, if not so published by 3:00 P.M., New York City time, on the relevant Calculation Date, the auction average rate (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of Treasury. In the event that the results of such auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date, or, if no such auction is held during such week, then the Treasury Rate shall be the rate set forth in H.15(519) for the relevant Treasury Interest Determination Date for the specified Index Maturity under the heading "U.S. Government Securities/Treasury Bills/Secondary Market." If such rate is not so published by 3:00 P.M., New York City time, on the relevant Calculation Date, the Treasury Rate for such Interest Reset Date shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date of three leading primary United States government securities dealers in The City of New York selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that, if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Treasury Rate with respect to such Interest Reset Date will be the Treasury Rate in effect on such Treasury Interest Determination Date.

     Determination of CD Rate. If the Interest Rate Basis of this Security is the CD Rate, the interest rate with respect to any Interest Reset Date shall equal the rate for the relevant CD Rate Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 3:00 P.M., New York City time, on the relevant Calculation Date, then the CD Rate with respect to such Interest Reset Date shall be the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in the Composite Quotations under the heading "Certificates of Deposit." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the CD Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of $5,000,000; provided, however, that, if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the CD rate with respect to such Interest Reset Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

     Determination of Federal Funds Rate. If the Interest Rate Basis of this Security is the Federal Funds Rate, the interest rate with respect to any Interest Reset Date shall equal the rate on the relevant Federal Funds Interest Determination Date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 3:00 P.M., New York City time, on the relevant Calculation Date, then the Federal Funds Rate with respect to such Interest Reset Date will be the rate on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the Federal Funds Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates, as of 11:00 A.M., New York City time, on such Federal Funds Interest Determination Date for the last transaction of not less than $1,000,000 in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that, if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Interest Reset Date will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date. Determination of CMT Rate. If the Interest Rate Basis of this Security is the CMT Rate, the interest rate with respect to any Interest Reset Date shall equal the rate displayed on the Designated CMT Telerate Page under the caption
". . . Treasury Constant Maturities . . . Federal Reserve Board Release
H.15 . . . Mondays Approximately 3:45 P.M." or any successor caption, under the column for the Designated CMT Maturity Index for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Rate Interest Determination Date and
(ii) if the Designated CMT Telerate Page is 7052, the weekly or monthly average, as specified on the face hereof, for the week or the month, as applicable, ended immediately preceding the week in which the related CMT Rate Interest Determination Date occurs. In the event such rate is no longer displayed on the relevant page or is not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index, as published in the relevant H.15(519) or any successor publication. If such rate is no longer published or is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on such CMT Rate Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Rate Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519) or any successor publication. If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York (which may include one or more of the Agents or their affiliates) selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent is unable to obtain three such Treasury Note quotations, the CMT Rate for such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least U.S. $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate determined as of such Interest Determination Date will be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

     "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service, or any successor service, on the page specified on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052 for the most recent week.

     "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index shall be two years.

     The Calculation Agent shall calculate the interest rate on this Security in accordance with the foregoing on each Interest Determination Date or Calculation Date as applicable. The Calculation Agent's determination of any Interest Rate shall be final and binding in the absence of manifest error. The interest rate on this Security will in no event be higher than the maximum rate permitted by applicable law.

     The Calculation Agent will upon the request of the Holder of this Security, provide to such Holder the interest rate hereon then in effect, and, if determined, the interest rate which will become effective on the next Interest Reset Date.

     If a Redemption Commencement Date is specified on the face hereof, this Security may be redeemed at the option of the Company as a whole, or from time to time in part, on any date on or after such Redemption Commencement Date and prior to maturity, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Securities to be redeemed at their last registered addresses, all as further provided in the Indenture, at the Optional Redemption Prices, if any, specified on the face hereof (expressed in percentages of the principal amount) together in each case with accrued interest to the date fixed for redemption. If less than all of the Notes with like tenor and terms are to be redeemed, the Notes to be redeemed shall be selected not more than 60 days prior to the redemption date by the Trustee by such method as the Trustee shall deem fair and appropriate.

     If a Repayment Date or Repayment Dates are specified on the face hereof, this Security will be repayable at the option of the Holder, in whole or from time to time in part, on such Repayment Date or Repayment Dates at the Repayment Price specified on the face hereof, together with accrued interest thereon to the Repayment Date on which repayment is sought. In order for this Security to be repaid, the Company must receive at the Corporate Trust Office of the Trustee in the City of New York, New York, at least 30 days, but not more than 60 days, prior to the specified Repayment Date (i) the Security with the form below entitled "Option to Elect Repayment" duly completed or (ii) a facsimile transmission or letter from a member of a national securities exchange, the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America, setting forth the name of the Holder of the Security, the principal amount of the Security, the portion of the principal amount of the Security to be repaid (which shall not be less than the minimum authorized denomination of this Security), the certificate number or a description of the tenor and terms of the Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Security with the form below entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Security with form duly completed must be received by the Trustee by such fifth Business Day. Exercise of any repayment option by the Holder of any Security shall be irrevocable. No transfer or exchange of any Security (or, in the event that any Security is to be repaid in part, such portion of the Security to be repaid) will be permitted after exercise of a repayment option. The repayment option may be exercised by the Holder of a Security for less than the entire principal amount of the Security provided that the principal amount of the Security remaining outstanding after repayment, if any, is an authorized denomination. The Trustee will refer all questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment to the Company whose determination of such questions will be final and binding.

     In the event of redemption or repayment of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note as specified on the face hereof, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof in lieu of the principal amount due at the Stated Maturity hereof shall be the Amortized Face Amount of this Security as of the Redemption Date or the date of repayment, as the case may be. The "Amortized Face Amount" of this Security shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the Principal amount hereof that has accrued at the Yield to Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated but in no event shall the Amortized Face Amount of this Security exceed its principal amount.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rates, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $100,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. Transfers or exchanges of Certificated Registered Securities may not be effected during the 15-day period preceding the mailing of a notice of redemption.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue and neither the Company, the Trustee nor any such agent Shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     This Security shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

                         OPTION TO ELECT REPAYMENT


     The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay the within Security (or the portion hereof specified below) pursuant to its terms at a price equal to the Repayment Price specified on the face hereof, together with accrued interest to the Repayment Date, to the undersigned at




       (Please print or typewrite name and address of the undersigned)

     If less than the entire principal amount of this Security is to be repaid, specify the portion hereof which the Holder elects to have repaid and specify the denomination or denominations (which shall be in authorized denominations) of the Securities to be issued to the Holder for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid):

Dated:
                                             (Signature)

                              Sign exactly as name appears on the front of this Security [SIGNATURE GUARANTEED - required only if Securities are to be issued and delivered to other than the registered holder]

                              Fill in for registration of Securities if to be issued otherwise than to the registered holder:

                              Name:
                              Address:

                                                (Please print name and address
                                                      including zip code)

                              SOCIAL SECURITY OR OTHER
                              TAXPAYER ID NUMBER:

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      - as tenants in common

TEN ENT      - as tenants by the entireties

JT TEN       - as joint tenant with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT   -    Custodian
             (Cust) (Minor)
             under Uniform Gifts to Minors Act

             (State)
             Additional abbreviations may be used though not in the above list.

                                      ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


(Please print or typewrite name and address, including postal zip code, of assignee)

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

the within Security of Carpenter Technology Corporation and hereby does irrevocably constitute and appoint



Attorney to transfer said Security on the books of the within named Company, with full power of substitution in the premises.

Dated:
                                   NOTE:  The signature to this assignment must
                                          correspond with the name as written
                                          upon the Face of the within Security
                                          in every particular, without
                                          alteration or enlargement or any
                                          change whatsoever.